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                                                                      EXHIBIT 22

                     SUBSIDIARIES OF DOLE FOOD COMPANY, INC.
                     ---------------------------------------

     There are no parents of the Registrant.

     Registrant's consolidated subsidiaries are shown below together with the percentage of voting securities owned and the state or jurisdiction of organization of each subsidiary. The names have been omitted for subsidiaries which, if considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented in the following table:

                                                       Percent of
                                                       Outstanding
                                                       Voting Securities
                                                       Owned as of
Subsidiaries of Registrant                             December 31, 1994
--------------------------                             --------------------
Castle & Cooke Fresh Fruit Company                          100%
     (Nevada)

     ABA Holding,Inc.                                       100%
          (New Jersey)

          Juice Bowl Products, Inc.                         100%
               (Florida)

          Looza Distribution N.V.                           100%
               (Belgium)

     Beebe Orchard Company                                  100%
          (Delaware)

     Dole Citrus                                            100%
          (California)

     Dole Fresh Fruit Company                               100%
          (Nevada)

          Dole Europe Company                               100%
               (Delaware)

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                                                            Percent of
                                                            Outstanding
                                                            Voting Securities
                                                            Owned as of
Subsidiaries of Registrant                                  December 31, 1994
--------------------------                                  ------------------
Castle & Cooke Fresh Fruit Company (cont'd)

               Dole Fresh Fruit Europe Ltd. & Co.           100%
                    (Federal Republic of Germany)

          Dole Fresh Fruit International, Inc.              100%
               (Panama)

          Standard Fruit Company                            100%
               (Delaware)

               Cerveceria Hondurena, S.A.                    80%
                    (Honduras)

               Standard Fruit Company de Costa Rica, S.A.   100%
                    (Costa Rica)

     Standard Fruit and Steamship Company                   100%
          (Delaware)

     Wells & Wade Fruit Company                             100%
          (Washington)

Castle & Cooke Worldwide Limited                            100%
     (Hong Kong)

     Dole Fresh Fruit International, Limited                100%
          (Liberia)

     Solvest, Ltd.                                          100%
          (Bermuda)

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                                                       Percent of
                                                       Outstanding
                                                       Voting Securities
                                                       Owned as of
Subsidiaries of Registrant                             December 31, 1994
--------------------------                             --------------------
Castle & Cooke Worldwide Limited (cont'd)

          Standard Fruit de Honduras, S.A.                  100%
                    (Honduras)

          Dole Europe B.V.                                  100%
               (Netherlands)

               Soleil Holding France S.A.                   100%
                         (France)

                    SAMICA, S.A.                            100%
                              (France)

     Dole Chile S.A.                                        100%
          (Chile)

     Dole Thailand Limited                                   64%
          (Thailand)

Compania Financiera de Costa Rica, S.A.                     100%
     (Costa Rica)

Dole Bakersfield, Inc.                                      100%
     (California)

Dole Dried Fruit and Nut Company                            100%
     (California)

Dole Fresh Vegetables, Inc.                                 100%
     (California)

     Bud Antle, Inc.                                        100%
          (California)

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                                                       Percent of
                                                       Outstanding
                                                       Voting Securities
                                                       Owned as of
Subsidiaries of Registrant                             December 31, 1994
--------------------------                             --------------------
     Dole Carrot Company                                    100%
          (California)

     Royal Packing Co.                                      100%
          (California)

Dole Japan, Ltd.                                            100%
     (Japan)

Dole Land Company, Inc.                                     100%
     (Hawaii)

Dole Mega Holding Corp.                                     100%
     (Hawaii)

     Mega Properties Partnership                              1%
          (a Delaware general partnership)

     Dole Mega Trust                                         99%
          (a Delaware business trust)

          Mega Properties Partnership                        99%
               (a Delaware general partnership)

Dole Philippines, Inc.                                       99%
     (Republic of the Philippines)

Earlibest Orange Association, Inc.                          100%
     (California)

S & J Ranch, Inc.                                           100%
     (California)

     Dole Nut Company                                       100%
          (California)

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                                                       Percent of
                                                       Outstanding
                                                       Voting Securities
                                                       Owned as of
Subsidiaries of Registrant                             December 31, 1994
--------------------------                             --------------------
M K Development, Inc.                                       100%
     (Hawaii)

     Lana'i Resort Partners                                   98%
          (a California general partnership)

Castle & Cooke Properties, Inc.                             100%
     (Hawaii)

     Castle & Cooke Homes, Inc.                              61%
          (Hawaii)

          Castle & Cooke Homes Hawaii, Inc.                 100%
               (Hawaii)

     Castle & Cooke California, Inc.                        100%
          (California)

Castle & Cooke Communities, Inc.                            100%
     (Hawaii)

     Castle & Cooke Bakersfield Holdings, Inc.              100%
          (Delaware)

     Castle & Cooke Homes, Inc.                              39%
          (Hawaii)

          Castle & Cooke Homes, Inc.                        100%
               (California)

Waialua Sugar Company, Inc.                                 100%
     (Hawaii)